EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Jones Soda Co. (the “Company”) on Form 10-Q for the fiscal quarter ended June 30, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, Jennifer L. Cue, Chief Executive Officer of the Company, and I, Max Schroedl, Chief Financial Officer, each certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jennifer Cue
Jennifer L. Cue
Chief Executive Officer
/s/ Max Schroedl
Max Schroedl
Chief Financial Officer

August 10, 2018